EXHIBIT B

          SECURITY AGREEMENT

                    SECURITY AGREEMENT, dated as of February 20,
          1996, made by [HECHINGER STORES COMPANY] [HECHINGER STORES EAST COAST COMPANY], a Delaware corporation (the "Grantor"), in favor of THE CIT GROUP/BUSINESS CREDIT, INC., as agent for the Lenders parties to the Credit Agreement referred to below (in such capacity, the "Agent").

          W I T N E S S E T H :

                    WHEREAS, the Grantor, [HECHINGER STORES
          COMPANY] [HECHINGER STORES EAST COAST COMPANY] (each a
           Borrower and collectively, the Borrowers ) the Agent and certain financial institutions from time to time party thereto (the "Lenders") are parties to a Revolving Credit Agreement, dated as of February 20, 1996 (such Agreement, as amended or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement");

                    WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make loans (the "Loans") to the Borrowers in an aggregate principal amount at any one time outstanding not to exceed $200,000,000, which may include letters of credit (the "Letters of Credit") issued with the assistance of the Agent and the Lenders for the account of the Borrowers;

                    WHEREAS, it is a condition precedent to the Lenders making any Loan or assisting the Borrowers in obtaining the issuance of any Letter of Credit pursuant to the Credit Agreement that the Grantor shall have executed and delivered to the Agent a security agreement providing for the grant to the Agent for the benefit of the Lenders of a security interest in certain inventory of the Grantor;

                    NOW, THEREFORE, in consideration of the
          premises and the agreements herein and in order to induce the Lenders to make and maintain the Loans and to assist the Grantor in obtaining the issuance of Letters of Credit pursuant to the Credit Agreement, the Grantor hereby agrees with the Agent as follows:

                    SECTION 1.  Definitions.   Reference is hereby
          made to the Credit Agreement for a statement of the terms thereof. All terms used in this Agreement which are defined in the Credit Agreement or in Article 9 of the Uniform Commercial Code (the "Code") currently in effect in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

                    SECTION 2.  Grant of Security Interest.  As
          collateral security for all of the Obligations (as defined in Section 3 hereof), the Grantor hereby pledges and assigns to the Agent, and grants to the Agent for the benefit of the Lenders a continuing security interest in the following personal property of the Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired (the "Collateral"):

                    (a)  all inventory of any kind, wherever
          located and whether now or hereafter existing and whether now owned or hereafter acquired (including, without limitation, all types of goods, property and other assets, raw, in process and finished, and all other inventory, merchandise, goods and other tangible personal property that are held for sale by the Grantor), all materials used or consumed in the business of the Grantor, goods returned to or repossessed by the Grantor, and goods in which the Grantor has an interest in mass or in joint or other interest or right of any kind (including consigned goods or goods being processed), all accessions thereto and products thereof and all packing and shipping materials excluding, however, any such inventory, merchandise, goods and other tangible personal property described herein which was purchased or acquired by the Grantor on a date that occurred on or before August 20, 1994 (hereinafter collectively referred to as the Inventory );

                    (b)  the books and records of the Grantor
          relating to the foregoing Collateral, including, without limitation, all ledgers, records, computer programs, software, printouts and other similar computer materials, credit files, correspondence and advertising materials, in each case indicating, summarizing or evidencing any of the Collateral;

                    (c)  all payments received by the Grantor
          pursuant to the Business Revolving Charge Program Agreement dated as of April 3, 1992 (the "GECC Agreement") by and among Hechinger Company, Home Quarters Warehouse, Inc. and General Electric Capital Corporation ("GECC"), the Credit Card Program Agreement dated as of February 5, 1992 (the "Monogram Agreement") by and among Hechinger Company, Home Quarters Warehouse, Inc. and Monogram Credit Card Bank of Georgia ("Monogram") and all other credit card servicing and similar agreements to which the Debtor is a party; and

                    (d)  all proceeds of any and all of the
          foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Agent is the loss payee thereof), and any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, in each case, howsoever the Grantor s interest therein may arise or appear (whether by ownership, security interest, claim or otherwise); provided that, nothing hereunder constitutes or shall be deemed to constitute the grant of a security interest in favor of the Agent with respect to any of the Grantor's interest in any contract right, any license agreement, any lease pertaining to personal property, the collateral described in Section 13.09 of the GECC Agreement, the collateral described in Section 7.04 of the Monogram Agreement, and the right to receive payments from either GECC or Monogram pursuant to the GECC Agreement and the Monogram Agreement (each such contract right, license agreement, lease pertaining to personal property and collateral being hereinafter referred to as "Excluded Property"), if the granting of a security interest therein by the Grantor to the Agent is prohibited by the terms and provisions of the written agreement, document or instrument creating, evidencing or granting a security interest in such Excluded Property or rights related thereto, and either (i) such agreement, document or instrument was entered into prior to the date of this Agreement, or (ii) such agreement, document or instrument is entered into after the date hereof and the Grantor delivers to the Agent a copy of such agreement, document or instrument, provided, however, that (1) if and when the prohibition which prevents the granting by the Grantor to the Agent of a security interest in any Excluded Property is removed or otherwise terminated, the Agent will be deemed to have, and at all times to have had, a security interest in such Excluded Property, and
          (2) the Grantor shall use its reasonable efforts to exclude from any written agreement, document or instrument entered into on or after the date of this Agreement creating, evidencing or granting a security interest in any contract right, license, lease or collateral, any prohibition against the granting by the Grantor to the Agent of a security interest therein to the extent that such exclusion or such efforts would not result in such agreement, document or instrument containing terms which are less favorable to the Grantor than would be the case but for such exclusion or such efforts or would result in a decision by the Persons proposed to be parties to such agreement, document or instrument not to enter into such agreement, document or instrument. Notwithstanding anything set forth herein to the contrary, the Agent will be deemed to have, and at all times to have had, a security interest in the proceeds of such Excluded Property.

                    SECTION 3.  Security for Obligations.  The
          security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Obligations"):

                    (a) the prompt payment by the Grantor, as and when due and payable, of all amounts from time to time owing by it in respect of the Credit Agreement, the Notes and the other Loan Documents, including, without limitation, principal of and interest on the Loans (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Grantor), Reimbursement Obligations, Letter of Credit Exposure and repayment obligations in respect of all Letters of Credit and all interest thereon, all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any Loan Document; and

                    (b) the due performance and observance by the Grantor of all of its other obligations from time to time existing in respect of the Credit Agreement and all other Loan Documents.

                    SECTION 4.  Representations and Warranties.
          The Grantor represents and warrants as follows:

                    (a) There is no pending or threatened action, suit, proceeding or claim before any court or other Governmental Authority or any arbitrator, or any order, judgment or award by any court or other Governmental Authority or arbitrator, that may adversely affect the grant by the Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Agent of any of its rights or remedies hereunder.

                    (b)  All taxes, assessments and other
          governmental charges, excluding all immaterial franchise taxes, imposed upon the Grantor or any property of the Grantor (including, without limitation, all federal income and social security taxes on employees' wages) and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine and Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been established for the payment thereof.

                    (c)  All Inventory now existing is, and all
          Inventory hereafter existing will be, located at the addresses specified therefor in Schedule I hereto. The Grantor's chief place of business and chief executive office is located at the address specified therefor in
          Schedule I hereto. Set forth in Schedule II hereto is a complete and correct list of each trade name used by the Grantor. Set forth in Schedule III hereto is a complete and correct list of each Depository Account and other bank and securities account of the Grantor, together with the address of such institution, the account number and the type of account.

                    (d)  The Grantor is and will be at all times
          the sole and exclusive owner of the Collateral free and clear of any Lien, except for Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except such as may have been filed in favor of the Agent relating to this Agreement.

                    (e)  The exercise by the Agent of any of its
          rights and remedies hereunder will not contravene law or any contractual restriction binding on or otherwise affecting the Grantor or any of its properties and will not result in or require the creation of any Lien upon or with respect to any of its properties.

                    (f)  No authorization or approval or other
          action by, and no notice to or filing with, any Governmental Authority or other regulatory body, or any other Person, is required for (i) the grant by the Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral or (ii) the exercise by the Agent of any of its rights and remedies hereunder, except for the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements described in
          Schedule IV hereto.

                    (g)  This Agreement creates valid security
          interests in favor of the Agent in the Collateral, as security for the Obligations. The Agent's having possession of all instruments and cash constituting Collateral from time to time and the filing of the financing statements described in Schedule IV, result in the perfection of such security interests. Upon such filings, such security interests will be perfected, first priority security interests, subject only to Permitted Liens.

                    SECTION 5. Covenants as to the Collateral. So long as any of the Obligations shall remain outstanding, any Revolving Credit Commitment shall not have terminated or any Letter of Credit shall remain outstanding, unless the Agent shall otherwise consent in writing:

                    (a) Further Assurances. The Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Agent may request in order (i) to perfect and protect the security interest purported to be created hereby; (ii) to enable the Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise to effect the purposes of this Agreement, including, without limitation: (A) executing and filing such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that the Agent may request in order to perfect and preserve the security interest purported to be created hereby and (B) furnishing to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

                    (b) Location of Inventory. The Grantor will keep the Inventory (other than Inventory sold, transferred or disposed of, in the ordinary course of business in accordance with Section 5(e) hereof) at the locations specified therefor in Section 4(c) hereof, or, upon not less than 30 days' prior written notice to the Agent accompanied by a new Schedule I hereto indicating each new location of the Inventory, at such other locations in the continental United States as the Grantor may elect, provided that (i) all action has been taken to grant the Agent a perfected, first priority security interest in such Inventory and (ii) the Agent's rights in such Inventory, including, without limitation, the existence, perfection and priority of the security interest created hereby in such Inventory are not adversely affected.

                    (c) Taxes, Etc. The Grantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Inventory, except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been set aside for the payment thereof.

                    (d)  Insurance.

                         (i)  The Grantor will, at its own expense,
          maintain insurance (including, without limitation, comprehensive general liability and hazard insurance) with respect to the Inventory in such amounts, against such risks, in such form and with such insurers as shall be satisfactory to the Agent from time to time. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Agent and the Grantor as their respective interests may appear. Each policy for property damage insurance shall provide for all losses (A) to be paid directly to the Agent and
          (B) except for losses of less than $1,000,000 per occurrence and losses occurring during the continuance of an Event of Default, to be adjusted with the Agent. Each such policy shall in addition (A) name the Grantor and the Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Agent) as their interests may appear, (B) contain the agreement by the insurer that any loss thereunder shall be payable to the Agent on its own account notwithstanding any action, inaction or breach of representation or warranty by the Grantor, (C) provide that there shall be no recourse against the Agent for payment of premiums or other amounts with respect thereto, and (D) provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to the Agent by the insurer. The Grantor will, if so requested by the Agent, deliver to the Agent original or duplicate policies of such insurance and, as often as the Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. The Grantor will also, at the request of the Agent, execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.

                         (ii) Reimbursement under any liability
          insurance maintained by the Grantor pursuant to this
          Section 5(d) may be paid directly to the Person who shall have incurred liability covered by such insurance. All insurance payments in respect of Inventory shall be paid to the Agent and applied as specified in Section 7(b) hereof.

                    (e)  Transfers and Other Liens.

                         (i)  The Grantor will not sell, assign (by
          operation of law or otherwise), lease, exchange or otherwise transfer or dispose of any of the Collateral except to the extent permitted under Section 8.04(b) of the Credit Agreement and subject to the obligation of the Grantor to make prepayments pursuant to Section 2.04(b)(ii) of the Credit Agreement.

                         (ii) The Grantor will not create or suffer to exist any Lien upon or with respect to any Collateral except for Permitted Liens.

                    (f)  Bank Accounts.

                         The Grantor agrees and covenants that all cash and all proceeds of the Collateral, including, without limitation, all remittances and proceeds of credit card sales of the Grantor, shall be deposited either in a Depository Account or in the Cash Concentration Account in the ordinary course of business of the Grantor consistent with past practice. The Grantor shall instruct each Depository Bank to transfer all collected funds to the Cash Concentration Account in accordance with the terms of Section 7.13 of the Credit Agreement. Except as otherwise permitted in Section 7.13 of the Credit Agreement, all deposits into the Cash Concentration Account shall be transferred into the Agent Account to be applied to the Obligations in accordance with the terms of Section 7.13 of the Credit Agreement.

                    (g)  Inspection and Reporting.  The Grantor
          shall permit the Agent or any Lender, or any agents or representatives thereof or such professionals or other Persons as the Agent may designate (i) to examine and inspect the books and records of the Grantor and take copies and extracts therefrom, (ii) to conduct physical Inventory appraisals and/or counts and/or valuations, and
          (iii) to be present at the Grantor's place of business to receive copies of all communications and remittances relating to the Collateral, provided that in the absence of a continuing Event of Default, all such actions described in clauses (i) through (iii) above shall be conducted at measurable times, during normal business hours and upon prior notice. In addition, the Grantor shall forward copies of any notices or communications received or made by the Grantor with respect to the Collateral, all in such manner as the Agent may reasonably require.

                    SECTION 6.  Additional Provisions Concerning
          the Collateral.

                    (a) The Grantor hereby authorizes the Agent to file, without the signature of the Grantor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral.

                    (b)  The Grantor hereby irrevocably appoints
          the Agent the Grantor's attorney-in-fact and proxy, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, (i) to obtain and adjust insurance required to be paid to the Agent pursuant to Section 5(d) hereof, (ii) upon the occurrence of an Event of Default to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) upon the occurrence of an Event of Default to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above, and (iv) upon the occurrence of an Event of Default to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Agent with respect to any Collateral.

                    (c) For the purpose of enabling the Agent to exercise rights and remedies hereunder, the Grantor hereby grants to the Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantor) to use, assign, license or sublicense any of the trademarks, service marks, trade names, business names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature (collectively, the "Trademarks") now owned or hereafter acquired by the Grantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof. Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Credit Agreement that limits the right of the Grantor to dispose of its property and
          Section 5(e) hereof, so long as no Event of Default shall have occurred and be continuing, the Grantor may exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Trademarks in the ordinary course of the business of the Grantor. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing the Agent shall from time to time, upon the request of the Grantor, execute and deliver any instruments, certificates or other documents, in the form so requested, which the Grantor shall have certified are appropriate (in its judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to this clause (c) as to any Trademarks). Further, upon the payment in full of all of the Obligations and cancellation or termination of the Revolving Credit Commitments and Letters of Credit, the Agent (subject to Section 10(e) hereof) shall transfer to the Grantor all of the Agent's right, title and interest in and to the Trademarks, all without recourse, representation or warranty whatsoever. The exercise of rights and remedies hereunder by the Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Grantor in accordance with the second sentence of this clause (c). The Grantor hereby releases the Agent from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Agent under the powers of attorney granted herein other than actions taken or omitted to be taken through the Agent's gross negligence or willful misconduct.

                    (d)  If the Grantor fails to perform any
          agreement contained herein, the Agent may itself perform, or cause performance of, such agreement or obligation, in the name of the Grantor or the Agent, and the expenses of the Agent incurred in connection therewith shall be payable by the Grantor pursuant to Section 8 hereof.

                    (e)  The powers conferred on the Agent
          hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

                    SECTION 7.  Remedies Upon Default.  If any
          Event of Default shall have occurred and be continuing:

                    (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place or places to be designated by the Agent which is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Grantor hereby waives any claims against the Agent and the Lenders arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Agent accepts the first offer received and does not offer the Collateral to more than one offeree and waives all rights which the Grantor may have to require that all or any part of the Collateral be marshalled upon any sale (public or private) thereof. In addition to the foregoing, (i) upon written notice from the Agent, the Grantor shall cease any use of the Trademarks or any mark similar thereto for any purpose described in such notice so long as any of the Collateral remains unsold; and (ii) the Agent may, at any time and from time to time, upon 10 days' prior notice to the Grantor, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Trademarks, throughout the world for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine.

                    (b) Any cash held by the Agent as Collateral and all proceeds received by the Agent in respect of any sale or collection from, or other realization upon, all or any part the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied in whole or in part by the Agent against, all or any part of the Obligations as follows:

                         (i)  first, to the payment of the costs
          and expenses of such sale, collection or other realization, including the out-of-pocket costs and expenses of the Agent and the reasonable fees, costs, expenses and other client charges of counsel employed in connection therewith, to the payment of all advances made by the Agent for the account of the Grantor hereunder and to the payment of all costs and expenses incurred by the Agent in connection with the administration and enforcement of this Agreement;

                         (ii) second, at the option of the Agent, to the payment or other satisfaction of any Liens and other encumbrances upon any of the Collateral;

                         (iii)     third, to the payment of all
          other Obligations then due and payable as provided in
          Section 2.08(c) of the Credit Agreement;

                         (iv) fourth, to the payment of any other amounts required by applicable law (including, without limitation, Section 9-504(1)(c) of the Code or any successor or similar, applicable statutory provision); and

                         (v)  fifth, to the Grantor or to
          whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

                    (c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Agent is legally entitled, the Grantor shall be liable for the deficiency, together with interest thereon at the highest rate specified in the Credit Agreement for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Agent to collect such deficiency.

                    SECTION 8.  Indemnity and Expenses.

                    (a) The Grantor agrees to indemnify and hold the Agent harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, costs or expenses (including, without limitation, legal fees, costs, expenses and other client charges) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from the Agent's gross negligence or willful misconduct.

                    (b)  The Grantor will upon demand pay to the
          Agent (i) the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and other client charges of counsel for the Agent and of any experts and agents (including, without limitation, any Person which may act as agent of the Agent), which the Agent may incur in connection with (A) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, or (B) the custody, preservation, use or operation of, the Collateral and
          (ii) the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and other client charges of counsel for the Agent and of any experts and agents (including, without limitation, any Person which may act as agent of the Agent), which the Agent may incur in connection with (A) the sale of, collection from, or other realization upon, any Collateral, (B) the exercise or enforcement of any of the rights of the Agent hereunder, or (C) the failure by the Grantor to perform or observe any of the provisions hereof.

                    SECTION 9.  Notices, Etc.

                              (a)  All notices, requests, demands,
          directions and other communications ( Notices ) provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied, or delivered by recognized overnight courier to the Agent or the Grantor at their respective addresses set forth in the Credit Agreement or as to any such Person, at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 9. All such Notices shall be effective (i) if mailed, three days after being deposited in the mails,
          (ii) if telecopied, when sent, confirmation received and
          (ii) if delivered, upon delivery with a receipt therefore.

                              (b)  The Agent may rely, and shall be
          fully protected in relying, on any notice purportedly made by or on behalf of the Grantor and the Agent shall have no duty to verify the identity or authority of any Person giving such notice. The preceding sentence shall apply to all notices whether or not made in a manner authorized or required by this Agreement.

                    SECTION 10.  Miscellaneous.

                    (a)  No amendment of any provision of this
          Agreement shall be effective unless it is in writing and signed by the Grantor and the Agent, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantor therefrom, shall be effective unless it is in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                    (b)  No failure on the part of the Agent to
          exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agent provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agent under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Agent to exercise any of its rights under any other Loan Document against such party or against any other Person.

                    (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                    (d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the later of (A) the payment in full or release of the Obligations, (B) the termination of all of the Revolving Credit Commitments, or (C) the termination and cancellation of all of the Letters of Credit, and (ii) be binding on the Grantor and its successors and assigns and shall inure, together with all rights and remedies of the Agent hereunder, to the benefit of the Agent and its respective permitted successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence and subject to Sections 10.13 and
          11.07 of the Credit Agreement, the Agent may assign or otherwise transfer its rights under this Agreement and any other Loan Document, to any other Person and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Agent herein or otherwise. None of the rights or obligations of the Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Agent, and any such assignment or transfer shall be null and void.

                    (e)  Upon the satisfaction in full of the
          Obligations, the termination of each Letter of Credit and of each Revolving Credit Commitment, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the Grantor and (ii) the Agent will, upon the Grantor's request and at the Grantor's expense, (A) return to the Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

                    (f)  This Agreement shall be governed by and
          construed in accordance with the law of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity and perfection or the perfection and the effect of perfection or non-perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Collateral are governed by the law of a jurisdiction other than the State of New York.

                    (g)  Any legal action or proceeding with
          respect to this Agreement or any document related thereto may be brought in the courts of the State of New York or in the United States District Court for the Southern District of New York and, by execution and delivery of this Agreement, the Grantor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Grantor hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions and consents to the granting of such legal or equitable relief as is deemed appropriate by the court.

                    (h)  The Grantor irrevocably consents to the
          service of process of any of the aforesaid courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Grantor at its address provided herein, such service to become effective 30 days after such mailing.

                    (i) Nothing contained herein shall affect the right of the Agent to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against the Grantor or any of the Grantor's property in any other jurisdiction.

                    (j) EACH OF THE GRANTOR AND (BY ITS ACCEPTANCE OF THIS AGREEMENT) THE AGENT WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR OTHER ACTION OF THE PARTIES HERETO.

                    IN WITNESS WHEREOF, the Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized as of the date first above written.

               [GRANTOR]

               By:
               Name:
               Title: